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                                                                   EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2000, except as to Note 17, to which the date is March 17, 2000, relating to the financial statements which appears in HNC Software, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.




/s/  PRICEWATERHOUSECOOPERS LLP


PRICEWATERHOUSECOOPERS LLP
San Diego, California
September 6, 2000